EXHIBIT A TO AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT

WHEN RECORDED, RETURN TO:

Simpson   Thacher  &  Bartlett
a  partnership   which   includes
professional corporations
425 Lexington Avenue
New York, New York 10017

ATTN: Jeff Feigelson, Esq.

                                                                         [Utah]


                           AMENDMENT TO DEED OF TRUST


                                     between

                        TWIN LABORATORIES, INC., Trustor


                                       and


                   THE CHASE MANHATTAN BANK (FORMERLY KNOWN AS
                    CHEMICAL BANK), as Administrative Agent,
                                   Beneficiary



                          DATED AS OF NOVEMBER 20, 1996

                           Amendment to Deed of Trust

               This Amendment to Deed of Trust (this "Amendment") dated November 20, 1996 between TWIN LABORATORIES, INC., a Utah corporation, whose address is 2120 Smithtown Avenue, Ronkonkoma, New York 11779 ("Trustor") and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a New York banking corporation, whose address is 270 Park Avenue, New York, New York 10017, Attn:
Peter Hurd, as Administrative Agent ("Beneficiary"), for itself and for several banks and financial institutions from time to time parties to that certain Amended and Restated Credit and Guarantee Agreement dated the date hereof among Twinlab Corporation, a Delaware corporation, Trustor, the said several banks and other financial institutions from time to time parties thereto (collectively, the Lenders; individually, a "Lender"), The Bank of New York, as Co-Agent, and Beneficiary (as the same may be amended, restated, supplemented, modified or replaced from time to time, the "New Credit Agreement").


                                   Background

A. A Credit and Guarantee Agreement dated May 7, 1996 was entered into between Trustor, TLG Laboratories Holding Corp., Beneficiary, The Bank of New York, as Documentation Agent, and the banks and financial institutions parties thereto (the "Existing Credit Agreement").

B. In connection with the Existing Credit Agreement, a Deed of Trust dated May 7, 1996 was executed by Trustor in favor of First American Title Company of Utah for the benefit of the Beneficiary (the "Existing Deed of Trust"), which Existing Deed of Trust was recorded in the Official Records of the Utah Recorder in Book 3964, Page 407. The Existing Deed of Trust encumbers, among other things, the real property described on Schedule A attached hereto.

C. The New Credit Agreement amends and restates the terms and provisions of the Existing Credit Agreement.

D. The agreement of the Lenders to enter into the New Credit Agreement is conditioned on the execution of this Amendment.


                                    Agreement

The parties hereby agree as follows:

1. All references in the Existing Deed of Trust to the Existing Credit Agreement shall be deemed to refer to the New Credit Agreement, as the same may be amended, restated, supplemented, modified or replaced from time to time.

2. Except as set forth above, the Existing Mortgage shall remain unmodified and in full force and effect.

                                                      TWIN LABORATORIES INC.

                                                      By:___________________
                                                         Name:
                                                         Title:

                                                      THE CHASE MANHATTAN BANK

                                                      By:____________________
                                                         Name:
                                                         Title:

                                            UTAH FORM OF ACKNOWLEDGMENT




COUNTY OF                                                     )
                                                              : ss.
STATE OF                                                      )


         The foregoing instrument was acknowledged before me this
day of November, 1996, by                       , as the
    of Twin Labs Inc.




                                                              NOTARY PUBLIC


                                                     Residing at:
(SEAL)

My Commission Expires:

                           UTAH FORM OF ACKNOWLEDGMENT




COUNTY OF    )
             : ss.
STATE OF     )


         The foregoing instrument was acknowledged before me this day of November, 1996, by , as the of The Chase Manhattan Bank.




                                                 NOTARY PUBLIC
                                                 ------------------------------


                                             Residing at:
                                                         ----------------------
(SEAL)

My Commission Expires: